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                                                                   EXHIBIT 10.62

                               MODIFICATION
                          TO TEAMING AGREEMENT
                           (EXTENSION OF TERM)

This Modification to the Teaming Agreement ("Agreement") originally entered into between GENERAL ATOMICS ("GA") and SATCON TECHNOLOGY, INC. ("SatCon") with an effective date of February 20, 2003 extends the term of the Agreement, as it is therein defined, as follows:

       In order to meet the objectives contained in the Agreement, GA and SatCon desire that the three-year term of the Agreement be extended to five years (until February 20, 2008). All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties have caused this modification to the Agreement to be executed in duplicate to be effective as of the later date of signature below.


GENERAL ATOMICS                          SATCON APPLIED TECHNOLOGY, INC.

BY: /s/ David I. Roberts                 BY: /s/ Donald M. Flodin
   --------------------------------         --------------------------------
TITLE: Senior Vice President             TITLE: V.P. and General Manager
      -----------------------------            -----------------------------
DATE: October 4, 2003                    DATE: September 25, 2003
      -----------------------------            -----------------------------